UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2011

INDEPENDENCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

(e)           On April 18, 2011, Independence Holding Company (“IHC”) entered into employment agreements with each of Messrs. David T. Kettig, Larry R. Graber, Jeffrey C. Smedsrud and Bernon R. Erickson, Jr., and with Ms. Teresa A. Herbert.  The agreements are described below and set forth as exhibits to this Current Report on Form 8-K.

With Mr. David T. Kettig

Officer Employment Agreement, by and among IHC, Standard Security Life Insurance Company of New York (“SSL”), a wholly owned subsidiary of IHC, and Mr. David T. Kettig, IHC’s Chief Operating Officer, Senior Vice President and director, dated as of April 18, 2011 (see Exhibit 10.1).  Under this employment agreement, if Mr. Kettig’s employment by SSL or its affiliate were to cease under certain circumstances, Mr. Kettig would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Mr. Kettig during the preceding five years, adjusted pro rata for the applicable severance period.  The applicable severance period would be the longer of: (i) twelve months and (ii) a number of months equal to the aggregate number of years of service of Mr. Kettig to IHC and its affiliates, not to exceed twenty-four months.  The circumstances under which such severance would be paid are (i) Mr. Kettig’s employment by SSL being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Kettig’s material failure to follow SSL’s or IHC’s lawful directions, material failure to follow SSL’s or IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage SSL, IHC or their reputations), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (i.e., in connection with SSL’s (or its successor’s) material breach of its obligations under the employment agreement or upon SSL’s non-renewal of the employment agreement).   The initial term of Mr. Kettig’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ notice of non-renewal is given by SSL.

With Mr. Larry R. Graber

Officer Employment Agreement, by and among IHC, Madison National Life Insurance Company, Inc. (“MNL”), a wholly owned subsidiary of IHC, and Mr. Larry R. Graber, IHC’s Senior Vice President – Life and Annuities and director, dated as of April 18, 2011 (see Exhibit 10.2).  Under this employment agreement, if Mr. Graber’s employment by MNL or its affiliate were to cease under certain circumstances, Mr. Graber would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Mr. Graber during the preceding five years, adjusted pro rata for the applicable severance period.  The applicable severance period would be the longer of: (i) twelve months and (ii) a number of months equal to the aggregate number of years of service of Mr. Graber to IHC and its affiliates, not to exceed twenty-four months.  The circumstances under which such severance would be paid are (i) Mr. Graber’s employment by MNL being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Graber’s material failure to follow MNL’s or IHC’s lawful directions, material failure to follow MNL’s or IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage MNL, IHC or their reputations), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (i.e., in connection with MNL’s (or its successor’s) material breach of its obligations under the employment agreement or upon MNL’s non-renewal of the employment agreement).   The initial term of Mr. Graber’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ notice of non-renewal is given by MNL.

With Mr. Jeffrey C. Smedsrud

Officer Employment Agreement, by and among IHC, IHC Health Solutions, Inc. (“HS”), a wholly owned subsidiary of IHC, and Mr. Jeffrey C. Smedsrud, IHC’s Chief Marketing and Strategy Officer and Senior Vice President, dated as of April 18, 2011 (see Exhibit 10.3).  Under this employment agreement, if Mr. Smedsrud’s employment by HS or its affiliate were to cease under certain circumstances, Mr. Smedsrud would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Mr. Smedsrud during the preceding five years, adjusted pro rata for the applicable severance period.  The applicable severance period would be the longer of: (i) twelve months and (ii) a number of months equal to the aggregate number of years of service of Mr. Smedsrud to IHC and its affiliates, not to exceed twenty-four months.  The circumstances under which such severance would be paid are (i) Mr. Smedsrud’s employment by HS being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Smedsrud’s material failure to follow HS’s or IHC’s lawful directions, material failure to follow HS’s or IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage HS, IHC or their reputations), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (i.e., in connection with HS’s (or its successor’s) material breach of its obligations under the employment agreement or upon HS’s non-renewal of the employment agreement).   The initial term of Mr. Smedsrud’s employment agreement is one year from the date it was entered into, but, by its terms, it will be automatically extended for successive one-year periods unless ninety days’ notice of non-renewal is given by HS.

With Mr. Bernon R. Erickson, Jr.

Officer Employment Agreement, by and among IHC, Actuarial Management Corporation. (“AMC”), a wholly owned subsidiary of IHC, and Mr. Bernon R. Erickson, Jr., IHC’s Chief Health Actuary and Senior Vice President, dated as of April 18, 2011 (see Exhibit 10.4).  Under this employment agreement, if Mr. Erickson’s employment by AMC or its affiliate were to cease under certain circumstances, Mr. Erickson would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Mr. Erickson during the preceding five years (under certain conditions), adjusted pro rata for the applicable severance period.  The applicable severance period would be the longer of: (i) twelve months and (ii) a number of months equal to the aggregate number of years of service of Mr. Erickson to IHC and its affiliates, not to exceed twenty-four months.  The circumstances under which such severance would be paid are (i) Mr. Erickson’s employment by AMC being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Erickson’s material failure to follow AMC’s or IHC’s lawful directions, material failure to follow AMC’s or IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage AMC, IHC or their reputations), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (i.e., in connection with AMC’s (or its successor’s) material breach of its obligations under the employment agreement or upon AMC’s non-renewal of the employment agreement).   The initial term of Mr. Erickson’s employment agreement is one year from the date it was entered into, but, by its terms, it will be automatically extended for successive one-year periods unless ninety days’ notice of non-renewal is given by AMC.

With Ms. Teresa A. Herbert

Officer Employment Agreement, by and between IHC and Ms. Teresa A. Herbert, IHC’s Chief Financial Officer and Senior Vice President, dated as of April 18, 2011 (see Exhibit 10.5).  Under this employment agreement, if Ms. Herbert’s employment by IHC or its affiliate were to cease under certain circumstances, Ms. Herbert would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Ms. Herbert during the preceding five years, adjusted pro rata for the applicable severance period.  The applicable severance period would be the longer of: (i) twelve months and (ii) a number of months equal to the aggregate number of years of service of Ms. Herbert to IHC and its affiliates, not to exceed twenty-four months.  The circumstances under which such severance would be paid are (i) Ms. Herbert’s employment by IHC being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Ms. Herbert’s material failure to follow IHC’s lawful directions, material failure to follow IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or her engaging in unlawful behavior that would damage IHC or its reputations), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (i.e., in connection with IHC’s (or its successor’s) material breach of its obligations under the employment agreement or upon IHC’s non-renewal of the employment agreement).   The initial term of Ms. Herbert’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ notice of non-renewal is given by IHC.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.                      The following exhibits are filed with this Report.

Exhibit Number	Description

10.1	Officer Employment Agreement, by and among Independence Holding Company, Standard Security Life Insurance Company of New York and Mr. David T. Kettig, dated as of April 18, 2011.

10.2	Officer Employment Agreement, by and among Independence Holding Company, Madison National Life Insurance Company, Inc. and Mr. Larry R. Graber, dated as of April 18, 2011.

10.3	Officer Employment Agreement, by and among Independence Holding Company, IHC Health Solutions, Inc. and Mr. Jeffrey C. Smedsrud, dated as of April 18, 2011.

10.4	Officer Employment Agreement, by and among Independence Holding Company, Actuarial Management Corporation and Mr. Bernon R. Erickson, Jr., dated as of April 18, 2011.

10.5	Officer Employment Agreement, by and between Independence Holding Company and Ms. Teresa A. Herbert, dated as of April 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)

/s/ Adam C. Vandervoort	Date:	April 22, 2011
Adam C. Vandervoort
Vice President, General Counsel and Secretary